Exhibit 10.1.1

FIRST AMENDMENT dated as of May 25, 2005 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 8, 2005 (the “Credit Agreement”)among GRAFTECH INTERNATIONAL LTD., a Delaware corporation (“GrafTech”), GRAFTECH GLOBAL ENTERPRISES INC., a Delaware corporation (“Global”), GRAFTECH FINANCE INC., a Delaware corporation (the “Borrower”), the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N. A., as Administrative Agent, Collateral Agent and Issuing Bank.

        A.        Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended and have agreed to extend credit to the Borrower and the LC Subsidiaries on the terms and subject to the conditions set forth therein.

        B.        The Borrower has requested an amendment of the Credit Agreement as set forth herein.

        C.        The Required Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth herein.

        D.        Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. Amendments to the Credit Agreement.

        (a)        The definition of “Restricted Payment” is hereby amended to add the following sentence:

“Restricted Payment” shall also include any repurchase, redemption or prepayment of Convertible Debentures made in reliance on Section 7.09(d)(vi) (the amount of which shall be deemed to be equal to the repurchase, redemption or prepayment price thereof (excluding accrued interest that is not delinquent).

        (b)        Section 7.09 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (d)(iv) thereof, (ii) replacing the “.” at the end of clause (d)(v) with “; and” and (iii) adding immediately after clause (d)(v) the following new clause (d)(vi):

“(vi) notwithstanding anything to the contrary contained in this Agreement, GrafTech, Global, the Borrower or any Subsidiary may, from time to time, repurchase, redeem or prepay Convertible Debentures to the extent such Restricted Payments are permitted by Section 7.06(c).

        SECTION 2. Representations and Warranties. Each of GrafTech, Global and the Borrower represents and warrants to each Lender as of the date hereof and as of the Amendment Effective Date (as defined below) that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b)no Default or Event of Default has occurred and is continuing.

        SECTION 3. Effectiveness. This Amendment shall become effective as of the first date on which the following conditions shall have been satisfied: (i) when the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, GrafTech, Global and the Required Lenders; and (ii) the representations and warranties set forth in Section 2 above shall be true and correct on and as of such date and the Administrative Agent shall have received a certificate of the Borrower to that effect.

        SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent, or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

        SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

        SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

GRAFTECH INTERNATIONAL LTD., By: /s/ Elise Garofalo —————————————— Name: Elise Garofalo Title: Treasurer/Director Investor Relations

GRAFTECH GLOBAL ENTERPRISES INC., By: /s/ Elise Garofalo —————————————— Name: Elise Garofalo Title: Treasurer/Director Investor Relations

GRAFTECH FINANCE INC., By: /s/ Elise Garofalo —————————————— Name: Elise Garofalo Title: Treasurer/Director Investor Relations

JPMORGAN CHASE BANK, N.A., as a Lender, and as Administrative Agent, Collateral Agent and Issuing Bank, By: /s/ James H. Ramage —————————————— Name: James H. Ramage Title: Managing Director

Name of Institution, as Lender: CIBC, Inc. By: /s/ Jonathan Rabinowitz —————————————— Name: Jonathan Rabinowitz Title: Executive Director CIBC World Markets Corp. As Agent

Fleet National Bank, a Bank of America Company, as Lender: By: /s/ Henry F. Bullitt —————————————— Name: Henry F. Bullitt Title: Senior Vice President

The Bank of Nova Scotia, as Lender: By: /s/ Brian Allen —————————————— Name: Brian Allen Title: Managing Director